                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 14, 2007

                             HOMETOWN BANCORP, INC.
                             ----------------------
             (Exact Name of Registrant as Specified in Its Charter)

      United States                     333-141351            02-0783010
      -------------                     ----------            ----------
(State or other jurisdiction of         (Commission          (IRS Employer
incorporation or organization)          File Number)        Identification No.)

                     12 Main Street, Walden, New York 12586
                     --------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (845) 778-2171
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01       ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
                ------------------------------------------

         On May 14, 2007, Hometown Bancorp, Inc., a federal stock holding company (the "Company"), Hometown Bancorp MHC, a federal mutual savings and loan holding company (the "MHC"), and Walden Federal Savings and Loan Association, a federal savings bank (the "Bank"), entered into an Agency Agreement with Sandler O'Neill & Partners, L.P. ("Sandler"), who will act as the Company's financial advisor during the Company's stock offering and also assist in the marketing of the Company's common stock during its stock offering. For these services, Sandler will receive a fee of $135,000. In the event that Sandler sells common stock through a group of broker-dealers in a syndicated community offering, the fee payable to selected dealers (which may include Sandler for the shares it sells) for the shares they sell shall not exceed 5.5% of the aggregate dollar amount of shares sold in the syndicated offering.

         The shares of common stock are being offered pursuant to a Registration Statement on Form SB-2 (Registration No. 333-141351) filed under the Securities Act of 1933, as amended, and a related prospectus dated May 14, 2007.

         The foregoing description of the terms of the Agency Agreement is qualified in its entirety by reference to the Agency Agreement, which is filed as Exhibit 1.1 hereto and incorporated by reference herein.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS.
                ---------------------------------


         (d)    Exhibits

                Number            Description

                1.1 Agency Agreement dated May 14, 2007 between Hometown Bancorp, Inc., Hometown Bancorp MHC, Walden Federal Savings and Loan Association and Sandler O'Neill & Partners, L.P.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.




Date: May 16, 2007                  By: /s/ Thomas F. Gibney
                                        ----------------------------------------
                                        Thomas F. Gibney
                                        President and Chief Executive Officer